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                                                                    Exhibit 23.1






                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated February 17, 1998 (except for Note 1, as to which the date is July 23, 1998) in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-59753) and related Prospectus of Inet Technologies, Inc. for the registration of 5,750,000 shares of its common stock.




Dallas, Texas
September 28, 1998